UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	December 19, 2005
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4582 SOUTH ULSTER STREET PARKWAY
     SUITE 1100, DENVER, CO 80237
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(303) 757-8101
NOT APPLICABLE

(Former name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.
On December 19, 2005, Apartment Investment and Management Company (“Aimco”) issued a press release announcing that the Central Regional Office of the Securities and Exchange Commission (the “Commission”) has informed Aimco that its investigation has been recommended for termination and no enforcement action has been recommended to the Commission regarding Aimco. A copy of the press release is filed as Exhibit 99.1 to this Report.
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits
     The following exhibits are filed with this report:

Exhibit Number	Description
99.1	Press Release dated December 19, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
     Dated: December 19, 2005

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
/s/ Miles Cortez
Miles Cortez
Executive Vice President, General Counsel and Secretary

Exhibit Number	Description
99.1	Press Release dated December 19, 2005